SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                  July 14, 2004



                              SURETY HOLDINGS CORP.
             (exact name of registrant as specified in its charter)


  DELAWARE                         000-32311                     52-2229054
------------                     -------------                ----------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File No.)                      ID No.)
of incorporation)


                               4400 ROUTE 9 SOUTH
                              FREEHOLD, NEW JERSEY                    07728
                      ---------------------------------------       ----------
                     (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code: 732-409-0113

ITEM 5.

On July 14, 2004, Surety Holdings Corp. filed with the United States Securities and Exchange Commission Form 15 seeking to suspend its duty to file reports under Sections 13 and 15(d) and terminate registration of its securities under
Section 12g of the Securities Exchange act of 1934.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SURETY HOLDINGS CORP.



                                      By:  /s/ HOWARD R. KNAPP
                                           -------------------
                                           HOWARD R. KNAPP
                                           President, and
                                           Chief Executive Officer

Dated:  July 14, 2004